Exhibit 10.19

LOAN PURCHASE AGREEMENT

This loan purchase agreement is made and entered into as of the [            ] (this “Loan Purchase Agreement”) by and among GOAL CAPITAL FUNDING, LLC, as seller (“Seller”), GOAL CAPITAL FUNDING TRUST, as purchaser (“Purchaser”), [                ], not in its individual capacity but as eligible lender trustee for Seller (in such capacity, “Seller ELT”), and [                ], not in its individual capacity but as eligible lender trustee for Purchaser (in such capacity, “Purchaser ELT”).

WITNESSETH:

WHEREAS, Seller, through its eligible lender trustee, is engaged in a program of acquiring Eligible Loans;

WHEREAS, Purchaser, through its eligible lender trustee, is engaged in a program of acquiring Loans;

WHEREAS, Seller, through its eligible lender trustee, desires to sell to Purchaser, through its eligible lender trustee, certain Eligible Loans in accordance with the terms and conditions of this Agreement;

WHEREAS, Seller ELT holds legal title to, and serves as eligible lender trustee with respect to, Eligible Loans on behalf of Seller; and

WHEREAS, Purchaser ELT holds legal title to, and serves as eligible lender trustee with respect to, Eligible Loans on behalf of Purchaser.

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, the parties agree as follows:

ARTICLE I

DEFINITIONS

Unless the context otherwise requires, capitalized terms defined in the Indenture of Trust and used but not defined in this Agreement shall have the meanings set forth in the Indenture of Trust. The following words and terms used in this Agreement shall have the following meanings unless otherwise provided herein or unless the context or use clearly indicates another or different meaning or intent:

“Act” shall mean Title IV, Part B of the Higher Education Act of 1965 (20 USC § 1071 et seq.), and includes insofar as the context requires Title VII of the Public Health Service Act (42 USC. §292 et seq.), as either is amended and in effect from time to time, or any successor enactment thereto, the effective administrative regulations promulgated thereunder, and any binding directives issued by the Secretary pursuant thereto.

“Agreement” shall mean this Loan Purchase Agreement, including the exhibit attached hereto, and any supplements or amendments hereto.

“Certificate of Insurance” shall mean a certificate of federal loan insurance issued with respect to an Eligible Loan by the Secretary pursuant to the Act.

“Commitment” shall mean Seller’s commitment to sell Eligible Loans to Purchaser pursuant to Section 2.1 hereof.

“Contract of Insurance” shall mean a contract of insurance under the Act between the Secretary and the Eligible Lender Trustee for the benefit of the Seller or the Secretary and the Eligible Lender Trustee for the benefit of the Purchaser, providing for the Insurance of Student Loans.

“Eligible Lender Trust Agreement” means (i) the Eligible Lender Trust Agreement, dated as of [                    ], 2005, between the Purchaser and the Purchaser ELT, as trustee, and any similar agreement entered into by the Purchaser and an “eligible lender” under the Higher Education Act pursuant to which such “eligible lender” holds Student Loans as legal owner in trust for the Purchaser as beneficial owner, in each case as supplemented or amended from time to time; or (ii) the Eligible Lender Trust Agreement, dated as of [                    ], 2005 between the Seller and the Seller ELT, as trustee, and any similar agreement entered into by the Seller and an “eligible lender” under the Higher Education Act pursuant to which such “eligible lender” holds Student Loans as legal owner in trust for the Seller as beneficial owner, in each case as supplemented or amended from time to time; as is applicable.

“Eligible Lender Trustee” means, for Seller, Seller ELT, as trustee under the applicable Eligible Lender Trust Agreement, and its successors and assigns in such capacity and, for Purchaser, Purchaser ELT as trustee under the applicable Eligible Lender Trust Agreement, and its successors and assigns in such capacity.

“Indenture of Trust” means the Indenture of Trust dated as of [                    ], 2005, among the Purchaser, as issuer, the Purchaser ELT, as eligible lender trustee, and [                    ], as indenture trustee (the “Indenture Trustee”), as the same may be amended or supplemented from time to time.

“Insurance” or “Insured” or “Insure” shall mean, with respect to a Student Loan, the insurance by the Secretary under the Act (as evidenced by a Contract of Insurance issued or entered into under the provisions of the Act) of the maximum percentage of the principal of and accrued interest on such Student Loan allowed under the Act with respect to such Student Loan.

“Insured Loan” shall mean a Student Loan which is Insured.

“Loan Transfer Document” shall mean a loan transfer addendum, a seller’s closing certificate, a bill of sale and a blanket endorsement of student loan promissory notes substantially in the form set forth as Exhibit A attached hereto and incorporated herein by this reference.

“Portfolio” shall mean a group of Eligible Loans sold pursuant to Section 2.1 hereof on a Scheduled Sale Date.

“Principal Balance” shall mean the original principal amount of a Student Loan, plus capitalized interest (if any) and items which may not be guaranteed or insured (such as late charges), less payments by or on behalf of the Student Borrower.

“Purchase Price” shall mean the price as set forth in the Loan Transfer Document.

“Purchaser” is defined in the preamble.

“Purchaser ELT” is defined in the preamble.

“Scheduled Sale Date” shall mean any date designated as such in a communication delivered pursuant to Section 4.3(a) of this Agreement and in an applicable Loan Transfer Document for purchase of a Portfolio of Eligible Loans pursuant to this Agreement, unless such date is changed by mutual agreement of the parties, in which case Scheduled Sale Date shall be any new date so agreed to by the parties.

“Secretary” shall mean the Secretary of the United States Department of Education or any successor to the pertinent functions of that official or department under the Act, or, when the context so requires, the former Commissioner of Education of the former United States Department of Health, Education and Welfare and includes the Secretary of the United States Department of Health and Human Services.

“Seller” is defined in the preamble.

“Seller ELT” is defined in the preamble.

“Student Borrower” shall mean the obligor on a Student Loan.

ARTICLE II

LOAN SALE COMMITMENT

2.1 Loan Sale Commitment. Subject to the terms and conditions of this Agreement, and in express reliance upon the representations, warranties and covenants set forth herein, Seller (and, with respect to legal title thereto, Seller ELT on behalf of Seller) agrees to sell, and Purchaser (and, with respect to legal title thereto, Purchaser ELT on behalf of Purchaser) agrees to purchase, on the applicable Scheduled Sale Date all Student Loans identified in the loan transfer schedule attached to the applicable Loan Transfer Document to the extent such Student Loans meet all eligibility requirements and to the extent the Purchaser has the funds available to purchase such Student Loans.

ARTICLE III

SERVICING

3.1 Servicing of Other Eligible Loans. All of the Eligible Loans that are sold pursuant to Section 2.1 hereof are currently serviced (or will be serviced on the Scheduled Sale Date) by the Servicer(s) identified in the Loan Transfer Document. Such Servicer shall either be

Great Lakes Educational Loan Services, Inc., ACS Education Services Inc. or another servicer with whom Purchaser has a servicing agreement that is satisfactory to (i) the Indenture Trustee or its successor as indenture trustee under the Indenture of Trust and (ii) the Purchaser ELT or its successor as eligible lender trustee for the Purchaser. On the effective date for the sale of those Eligible Loans, Purchaser shall cause the current servicer(s) or such other servicer(s) as Purchaser may select to commence servicing such Portfolio at Purchaser’s expense and under the identification number of Purchaser or its designee.

ARTICLE IV

SALE/PURCHASE OF PORTFOLIOS

4.1 Tender of Eligible Loans to Purchaser. With respect to a Portfolio of Eligible Loans to be sold pursuant to Section 2.1 hereof, prior to or on the applicable Scheduled Sale Date (or at such other time as the parties may agree), Seller shall furnish Purchaser or its designee with a list of the Eligible Loans to be included in such Portfolio, and shall authorize and direct the Servicer of the Eligible Loans to release such information and documentation to Purchaser or its designee, in its reasonable judgment, deems necessary and appropriate to undertake a review of such loans to determine whether (i) such loans constitute Eligible Loans, and (ii) the Portfolio, aggregated with the other Eligible Loans that have been sold to Purchaser by Seller if appropriate, comply with the requirements set forth in Section 3.1 hereof.

4.2 Conditions of Purchase. Purchaser’s obligation to purchase and pay for a Student Loan in a Portfolio hereunder shall be subject to the following conditions precedent:

(a) the Eligible Loans in the Portfolio, aggregated with the other Eligible Loans that have been sold to Purchaser by Seller if appropriate, shall meet the requirements described in Section 3.1 hereof;

(b) all representations, warranties and statements by or on behalf of Seller contained in this Agreement with respect to such Student Loan are true on the Scheduled Sale Date relating to such Student Loan;

(c) any notification to or approval by the Secretary or Guarantee Agency required by the Act or the Guarantee Agreement as a condition to the assignment of such Student Loan shall have been made or received and evidence thereof delivered to both Purchaser and Purchaser ELT;

(d) without a prior Rating Agency Confirmation, all Student Loans purchased pursuant to this Agreement shall have been originated by Great Lakes Educational Loan Services, Inc. or ACS Education Services, Inc.; and

(e) the entire interest of Seller in such Student Loan shall have been duly assigned by endorsement, such endorsement to be without recourse except as provided in Article V hereof.

4.3 Consummation of Sale and Purchase of Portfolio. To consummate the sale and purchase of a Portfolio of Eligible Loans, on or before the applicable Scheduled Sale Date, Seller shall deliver via facsimile to Purchaser ELT a Loan Transfer Document. Seller shall retain all ownership rights with respect to Eligible Loans in a Portfolio at all times prior to the effective sale of such Portfolio. Purchaser shall pay for any reasonable transfer fees as may be required to be paid to the Secretary or to the Servicer.

(a) On each Scheduled Sale Date, Seller shall arrange for the Servicer of the Eligible Loans to notify the Eligible Lender Trustees via facsimile, by no later than 12:00 noon EST or EDT, as is applicable, that (i) such day is a Scheduled Sale Date and (ii) the dollar amount of the Eligible Loans which are going to be disbursed by the Servicer on such Scheduled Sale Date. Seller shall also arrange for the Servicer of the Eligible Loans to email to the Seller, the Issuer Administrator and Purchaser ELT a detailed roster of the Eligible Loans that were so disbursed.

(b) By 12:00 noon EST or EDT, as is applicable, on such Scheduled Sale Date, Seller shall deliver to Purchaser ELT a Loan Transfer Document.

(c) On such Scheduled Sale Date, after receipt of the aforesaid Loan Transfer Document and the documentation required to be provided by this Section, Purchaser shall arrange for a transfer into an Account or Accounts maintained at The Bank of New York, designated by Seller and satisfactory to Purchaser, or wire transfer as directed by the Purchaser, the amount necessary for the purchase of the Eligible Loans. The purchase and sale of the Portfolio shall be effective simultaneously with the payment of the Purchase Price.

4.4 Other Information and Documents. Seller shall furnish or make available to Purchaser such additional information concerning Seller’s Student Loan portfolio as Purchaser may reasonably request. Seller and Seller ELT shall execute all other documents and take all other steps as may be reasonably requested by Purchaser or Purchaser ELT from time to time to effect the sale hereunder of a Portfolio of Eligible Loans.

ARTICLE V

REPURCHASE OBLIGATION OF SELLER

5.1 Conditions Precedent to Repurchase Obligation. At the request of Purchaser or its Eligible Lender Trustee, Seller shall repurchase any Student Loan purchased by Purchaser pursuant to this Agreement if:

(a) any representation or warranty made or furnished by Seller in or pursuant to this Agreement with respect to such Student Loan shall prove to have been materially incorrect as to such Student Loan, unless resulting from an act or omission of Purchaser;

(b) the Secretary or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim filed with respect to such Student Loan (including any claim for interest subsidy, Special Allowance Payments, Insurance, reinsurance or Guarantee payments) on account of any circumstance or event that occurred prior to the sale of such Student Loan to Purchaser, unless resulting from an act or omission of Purchaser; or

(c) On account of any wrongful or negligent act or omission of Seller or its servicing agent that occurred prior to the sale of such Student Loan to Purchaser, a defense is asserted by a maker (or endorser, if any) of such Student Loan with respect to his or her obligation to pay all or any part of such Student Loan, and Purchaser or Purchaser ELT in good faith believes that the facts reported, if true, raise a reasonable doubt as to the enforceability of such Student Loan.

5.2 Repurchase by Seller. Upon the occurrence of any of the conditions set forth in Section 5.1 hereof with respect to a Student Loan and upon the request of Purchaser or Purchaser ELT, Seller shall pay to Purchaser ELT, for the account of Purchaser, an amount equal to the then-outstanding principal balance of such Student Loan, plus any premium in excess of par paid as part of the Purchase Price with respect to such Student Loan, plus interest and Special Allowance Payments accrued and unpaid with respect to such Student Loan from the applicable Scheduled Sale Date to and including the date of repurchase, plus any attorneys’ fees, legal expenses, court costs, servicing fees or other expenses incurred by Purchaser, Purchaser ELT or the appropriate successors or assigns in connection with such Student Loans. Upon payment of such amount, Purchaser and Purchaser ELT shall take all necessary action to release and re-convey to Seller (and Seller ELT) all of their respective interests in such Student Loan free and clear of any lien or security interest created by Purchaser or Purchaser ELT.

ARTICLE VI

ONGOING OBLIGATIONS OF SELLER

6.1 Obligation of Seller to Forward Payments. Seller shall promptly remit, or cause to be remitted, to Purchaser ELT as it may direct, all funds received by Seller after the Scheduled Sale Date for a Student Loan sold pursuant to this Agreement which constitute payments of principal, or interest or Special Allowance Payments accrued after such Scheduled Sale Date with respect to such Student Loan.

6.2 Obligation of Seller to Forward Communications. Seller shall immediately transmit to Purchaser any communication received by Seller after the Scheduled Sale Date with respect to a Student Loan or the borrower under such a Student Loan. Such communication shall include, but not be limited to, letters, notices of death or disability, adjudication of bankruptcy and similar documents and forms requesting deferment of repayment or loan cancellations.

6.3 Notification to Student Borrowers. Seller and Purchaser shall cause the Servicers to provide each borrower under the Eligible Loans purchased under this Agreement with notice of the assignment and transfer to Purchaser ELT for the account and on behalf of Purchaser of Seller’s interest in such Eligible Loans as required by the Act.

6.4 No Modification of Lender Agreements. Seller will consent to no amendments to, or modifications of, the Contract of Insurance or Guarantee Agreement that may affect Eligible Loans which are sold or listed on a Loan Transfer Document for sale pursuant to this Agreement without (i) the prior written consent of Purchaser, which consent shall not be unreasonably withheld and (ii) Rating Agency Confirmation. Amendments or modifications required by the Act are excluded from the requirement of this Section 6.4.

ARTICLE VII

REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1 Representations. Warranties and Covenants of Seller. Seller hereby represents, covenants, and warrants to Purchaser that:

(a) Organization and Authority of Seller. Seller is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary statutory power and authority to own its assets and carry on its business as now being conducted; Seller has, and its officers and Seller ELT acting on its behalf have, all necessary statutory power and authority to make and perform this Agreement, and has the power and authority to sell, assign and transfer Student Loans to Purchaser and Purchaser ELT, and to repurchase Student Loans as required under the terms hereof.

(b) Eligible Lender Status. Seller ELT, if applicable, is an “eligible lender” under the Act.

(c) Legal and Binding Obligation. The execution, delivery and performance of this Agreement by Seller have been duly authorized by all necessary corporate action, and do not require any stockholder approval or approval or consent of, or notice to, any trustee or holders of indebtedness or obligations of Seller; upon due execution and delivery by the parties hereto, this Agreement will constitute the legal, valid and binding obligation of Seller, enforceable in accordance with its terms.

(d) No Conflicts. Neither the execution, delivery or performance by Seller of this Agreement, nor the consummation or performance by Seller of the transactions contemplated hereby, will conflict with, result in a violation of, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) under, (i) any of the terms of Seller’s charter or bylaws, or (ii) any indenture, mortgage, contract or other agreement to which Seller is a party or by which it or its properties are bound, or any law or regulation by which it or its properties are bound, where, in the case of this clause (ii), such conflict, violation or default could have a material adverse effect on Seller’s ability for perform its obligations hereunder. Seller is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restrictions or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

(e) No Defaults or Violations. Seller is not in default under any mortgage, deed of trust, indenture or other instrument or agreement to which Seller is a party or by which it or its properties are bound, or in violation of any law or regulation, which default or violation could have a material adverse effect on Seller’s ability for perform its obligations hereunder.

(f) No Consents. No consent, approval or authorization of any government or governmental body, including (without limitation) the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of

Governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby.

(g) No Litigation. There are no pending or threatened actions or proceedings by or before any court, administrative agency or arbitrator, that could if adversely determined, materially and adversely affect the ability of Seller to perform its obligations hereunder, and there are no presently existing orders of any court, administrative agency or arbitrator that could have a material and adverse effect on the ability of Seller to perform its obligations hereunder.

(h) Continuing Obligations of Seller. Seller agrees that during the term of this Agreement, it will (i) remain in good standing and qualified to do business under the laws of the State of Delaware and the jurisdictions in which it operates, (ii) conduct its business in accordance with all applicable state and federal laws and (iii) continue to be qualified to carry out this Agreement.

7.2 Representations, Warranties and Covenants of Seller with Respect to Student Loans. Seller hereby represents, covenants, and warrants to Purchaser with respect to each Student Loan to be sold hereunder that, except for any condition resulting from an act or omission of Purchaser, as of the Scheduled Sale Date for such Student Loan:

(a) Accuracy of Information. Any information furnished by Seller to Purchaser or its agents with respect to such Student Loan is true, complete and correct.

(b) Validity of Loans. Such Student Loan has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

(c) No Defenses Against Repayment of Loans. The amount of the unpaid principal balance of such Student Loan is true and owing, and no counterclaim, offset, defense or right to rescission exists with respect to such Student Loan which can be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure to occur of any act or event, could be asserted and maintained by the borrower against the Eligible Lender Trustee as assignee thereof. Seller shall take all reasonable actions to assure that no maker of such Student Loan has or may acquire a defense to the payment thereof. The rate of interest carried by such Student Loan is the maximum which was allowable by law at the time the loan was made, and such Student Loan does not carry a rate of interest in excess of that permitted by the provisions of the Act or such other rate as was applicable under a borrower’s benefit program.

(d) Ownership and Location of Loans: Existence of Liens. Seller is the sole owner and holder of title to such Student Loan and has full right and authority to sell and assign the same free and clear of all liens, pledges or encumbrances, and upon the endorsement and delivery of promissory notes evidencing such Student Loan to Purchaser ELT pursuant to this Agreement, Purchaser ELT will acquire full right, title and interest in such Student Loan free and clear of all liens, pledges or encumbrances whatsoever. All documentation relating to such Student Loan, including the original promissory note for such Student Loan, is now in the possession of the servicer thereof.

(e) Guarantee and Insurance on Loans. Such Student Loan is either Insured or Guaranteed. If such Student Loan is an Insured Loan, a Contract of Insurance is in full force and effect with respect thereto, the applicable Certificates of Insurance are valid and binding upon the parties thereto in all respects, Seller is not in default in the performance of any of its covenants and agreements made in respect thereof, and such Insurance is freely transferable as an incident to the sale of such Student Loan. With respect to all Guaranteed Loans being acquired, a Guarantee Agreement is in full force and effect with respect thereto and is valid and binding upon the parties thereto in all material respects, Seller is not in default in the performance of any of its covenants and agreements made in such Guarantee Agreement, and such Guarantee is freely transferable as an incident to the sale of such Student Loan. All amounts due and payable to the Secretary or the Guarantee Agency, as the case may be, have been or will be paid in full by Seller at the time such Student Loan is sold to Purchaser, and such Student Loan has not at any time been tendered to either the Secretary or the Guarantee Agency for payment. Seller will not, with respect to such Student Loan, agree to release the Guarantee Agency or the Secretary from any of its contractual obligations to Guarantee or Insure such loan, or agree to otherwise alter, amend or renegotiate any terms or conditions under which such Student Loan is Guaranteed or Insured, without the express prior written consent of Purchaser and Purchaser ELT.

(f) Compliance with the Act. Such Student Loan complies in all respects with the requirements of the Act and is an Eligible Loan.

(g) Compliance with Federal Laws. Such Student Loan was made in compliance with all applicable local, state and federal laws, rules and regulations, including without limitation all applicable nondiscrimination, truth-in-lending, consumer credit and usury laws and is an Eligible Loan.

(h) No Discrimination. In making such Student Loan, Seller has not discriminated based upon the educational institutions attended by, or the age, sex, race, national origin, color, religion, handicapped status, income, attendance at a particular eligible institution within the area served by Purchaser, length of the Student Borrower’s educational program, or the Student Borrower’s academic year in school.

(i) Due Diligence in Servicing Loans. Seller and any independent servicer have each exercised and shall continue until the Scheduled Sale Date for such Student Loan to exercise due diligence and reasonable care in making, administering, servicing and collecting such Student Loan and Seller has conducted a reasonable investigation of sufficient scope and content to enable it duly to make the representations and warranties contained in this Agreement. Seller shall be solely responsible for the payment of the costs and expenses incident to origination of such Student Loan, without any right of reimbursement therefor from Purchaser.

(j) Origination Fees. Seller has reported or shall report the amount of origination fees (if any) authorized to be collected with respect to such Student Loan pursuant to the Act to the Secretary for the period in which such fee was authorized to be collected; and Seller has made and shall make any refund of an origination fee collected in connection with such Student Loan which may be required pursuant to the Act.

(k) Insurance Premium. For such Student Loan Seller has reported or shall report the amount of the insurance premium authorized to be collected, and has paid or shall pay said premium to the Guarantee Agency or the Secretary with all rights therein inuring to Purchaser; and in the event that on or prior to the Scheduled Sale Date for such Student Loan the applicable Student Borrower withdraws within the period specified as qualifying for a cancellation refund by the Guarantee Agency, Seller agrees to pay the amount of the premium to be refunded to Purchaser.

7.3 Representations Warranties and Covenants of Purchaser. Purchaser hereby represents, covenants, and warrants to Seller that:

(a) Organization and Authority of Purchaser. Purchaser is duly organized, validly existing and in good standing under the laws of the State of Delaware; Purchaser has, and its Eligible Lender Trustee and officers acting on its behalf have, all necessary statutory power and authority to make and perform this Agreement, including (without limitation) the power and authority to purchase Student Loans from Seller under the terms and conditions of this Agreement.

(b) Legal and Binding Obligation. The execution, delivery and performance of this Agreement by Purchaser have been duly authorized by all necessary action, and do not require any member approval or approval or consent of, or notice to, any trustee or holders of indebtedness or obligations of Purchaser; upon due execution and delivery by the parties hereto, this Agreement will constitute the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms.

(c) No Conflict. Neither the execution, delivery and performance by Purchaser of this Agreement, nor the consummation or performance by Purchaser of the transactions contemplated hereby, will conflict with, result in a violation of, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) under, (i) any of the terms of Purchaser’s organizational documents or (ii) any indenture, mortgage, contract or other agreement to which Purchaser is a party or by which it or its properties are bound, or any law or regulation by which it or its properties are bound, where, in the case of this clause (ii), such conflict, violation or default could have a material adverse effect on Purchaser’s ability for perform its obligations hereunder. Purchaser is not a party to or bound by any agreement or instrument or subject to any charter or other corporate restrictions or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Purchaser to perform its obligations under this Agreement.

(d) No Defaults or Violations. Purchaser is not in default under any mortgage, deed of trust, indenture or other instrument or agreement to which Purchaser is a party or by which it or its properties are bound, or in violation of any law or regulation, which default or violation could have a material adverse effect on Purchaser’s ability for perform its obligations hereunder.

(e) No Consents. No consent, approval or authorization of any government or governmental body is required in connection with the execution, delivery and performance of this Agreement, or the consummation of the transactions contemplated hereby.

(f) No Litigation. There are no pending or threatened actions or proceedings by or before any court, administrative agency or arbitrator, that could if adversely determined, materially and adversely affect the ability of Purchaser to perform its obligations hereunder, and there are no presently existing orders of any court, administrative agency or arbitrator that could have a material and adverse affect on the ability of Purchaser to perform its obligations hereunder.

(g) Continuing Obligation of Purchaser. Purchaser agrees that during the term of this Agreement, it will (i) remain in good standing and qualified to do business under the laws of the state of its organization and any other jurisdictions in which it operates, (ii) conduct its business in accordance with all applicable state and federal laws, and (iii) continue to be qualified to carry out this Agreement.

7.4 Representations Warranties and Covenants with Respect to Eligible Lender Trustees. Seller and Purchaser hereby represent, covenant and warrant that if and to the extent that they are acting via Eligible Lender Trustees, then each such Eligible Lender Trustee has no personal liability for any representation, covenant, warranty or other obligation undertaken in this Agreement and that such Eligible Lender Trustee acts only for the Seller or Purchaser (as applicable) and that recourse (if any) may be had only against such Seller or Purchaser and not against such Eligible Lender Trustee or its separate assets. Each Eligible Lender Trustee shall be a third-party beneficiary of this Section 7.4.

ARTICLE VIII

MISCELLANEOUS

8.1 Communications and Notices. Unless otherwise expressly provided herein, all notices, requests, demands or other instruments which may or are required to be given by either party to the other or to the Eligible Lender Trustee, shall be in writing, and each shall be deemed to have been properly given when served personally on an officer of the party to whom such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

If to Seller:

Goal Capital Funding, LLC

Attention: Mr. Ryan D. Katz

9477 Waples Street, Suite 100

San Diego, CA 92121

Facsimile: (858) 909-0284

e-mail: rkatz@goalfinancial.net

with a copy to Seller ELT

If to Seller ELT:

[                                ]

[                                ]

[                                ]

If to Purchaser:

Goal Capital Funding Trust

c/o Goal Financial, LLC

Attention: Mr. Ryan D. Katz

9477 Waples Street, Suite 100

San Diego, CA 92121

Facsimile: (858) 909-0284

e-mail: rkatz@goalfinancial.net

with a copy to Purchaser ELT

If to Purchaser ELT:

[                                ]

[                                ]

[                                ]

If to Issuer Administrator:

Goal Financial, LLC

Attention: Mr. Ryan D. Katz

9477 Waples Street, Suite 100

San Diego, CA 92121

Facsimile: (858) 909-0284

e-mail: rkatz@goalfinancial.net

Any party may change the address and name of the addressee to which subsequent notices are to be sent to it, by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the 5th day after it is mailed.

8.2 Forms of Instruments, Proceedings. All instruments relating to the sale and purchase of the Student Loans pursuant to this Agreement, and all proceedings to be taken in connection with this Agreement and the transactions contemplated herein, shall be in form and substance mutually satisfactory to Seller and Purchaser and their respective counsel.

8.3 Payment of Expenses. Each party to this Agreement shall pay its own expenses incurred in connection with transactions herein contemplated.

8.4 Non-Business Days. If the date for taking any action required hereunder is not a Business Day, then such action can be taken, without interest or penalty, on the next succeeding Business Day, with the same force and effect as if such action was taken on the required date.

8.5 Amendments, Modifications and Waivers. The provisions of this Agreement cannot be amended, waived or modified unless such amendment, waiver or modification be in writing and signed by the parties hereto. Inaction or failure to demand strict performance shall not be deemed a waiver.

8.6 Severability. If any provision of this Agreement shall be held, or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular situation, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other situation or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or paragraphs herein contained shall not affect the remaining portions of this Agreement or any part hereof.

8.7 Remedies. Unless otherwise expressly provided herein, no remedy by the terms of this Agreement conferred upon or reserved to Purchaser ELT or Purchaser is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or existing at law or in equity (including, without limitation, the right to such equitable relief by way of injunction), or statute on or after the date of this Agreement.

8.8 Assignment. This Agreement may not be assigned or otherwise transferred, in whole or in part, by one party without the prior written consent of the other parties, which consent shall not unreasonably be withheld; provided, however, that this Agreement may be pledged and assigned by Purchaser and Purchaser ELT without the prior written consent of the parties to the extent necessary or appropriate to effect the provisions of the Indenture of Trust.

8.9 Binding Effect. All covenants and agreements herein contained shall extend to and be obligatory upon all successors of the respective parties hereto.

8.10 Governing Law. THIS LOAN PURCHASE AGREEMENT SHALL BE CONSTRUED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE

STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW, AND THE RIGHTS, OBLIGATIONS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

8.11 Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN PURCHASE AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF THIS LOAN PURCHASE AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

8.12 Entire Agreement. This Agreement embodies and constitutes the entire understanding between the parties with respect to the transactions contemplated by this Agreement, and all prior or contemporaneous agreements, understandings, representations and statements between the parties, written or oral, are merged into and superseded by this Agreement.

8.13 Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

8.14 Limited Role of the Delaware Trustee. It is expressly understood and agreed by the parties hereto that this Loan Purchase Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Delaware Trustee of the Purchaser, in the exercise of the powers and authority conferred and vested in it; (b) each of the representations, undertakings and agreement herein made on the part of the Purchaser is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Purchaser; (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto; and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Purchaser or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Purchaser under this Agreement.

8.15 True Sale.

(a) All purchases hereunder shall be made without recourse except as provided in Article V. Each party hereto intends that the transactions hereunder constitute the sales of the Student Loans by Seller to Purchaser (and by Seller ELT to Purchaser ELT). No party hereto intends the transactions contemplated hereby to be, or for any purpose to be characterized as, a loan from Purchaser to Seller (or from Purchaser ELT to Seller ELT).

(b) In the event (but only to the extent) that the conveyance of any Student Loan hereunder is characterized by a court, governmental authority or regulatory body as a loan rather than a sale, Seller shall be deemed to have granted to Purchaser (and Seller ELT shall be deemed to have granted to Purchaser ELT), and Seller hereby grants to Purchaser (and Seller ELT hereby grants to Purchaser ELT), a security interest in all of its right, title and interest in, to and under such Student Loan. Each of Seller and Seller ELT authorizes Purchaser and Purchaser ELT to file any and all Uniform Commercial Code financing statements deemed necessary by Purchaser (or the Issuer Administrator) to perfect the ownership interests described herein.

IN WITNESS WHEREOF, the parties hereto have caused this Loan Purchase Agreement to be duly executed as of the day and year first above written.

GOAL CAPITAL FUNDING, LLC, as Seller

By:	GOAL FINANCIAL, LLC, as Manager

By:
Name:
Title:

S-1	LOAN PURCHASE AGREEMENT (D)

GOAL CAPITAL FUNDING TRUST,
as Purchaser

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware Trustee

By:
Name:
Title:

S-2	LOAN PURCHASE AGREEMENT (D)

[ ],
not in its individual capacity but as
Eligible Lender Trustee for Seller

By:
Name:
Title:

S-3	LOAN PURCHASE AGREEMENT (D)

[ ],
not in its individual capacity but as
Eligible Lender Trustee for Purchaser

By:
Name:
Title:

S-4	LOAN PURCHASE AGREEMENT (D)

EXHIBIT A

FORM OF LOAN TRANSFER DOCUMENT

This loan transfer addendum, seller’s closing certificate, bill of sale and blanket endorsement of student loan promissory notes (collectively, this “Loan Transfer Document”) is made and entered into as of the          day of             , 20    , by and among GOAL CAPITAL FUNDING, LLC (the “Seller”), GOAL CAPITAL FUNDING TRUST (the “Purchaser”), [                    ], not in its individual capacity but as eligible lender trustee for the Seller (in such capacity, the “Seller ELT”), and [                    ], not in its individual capacity but as eligible lender trustee for the Purchaser (in such capacity, the “Purchaser ELT”).

WHEREAS, the parties hereto entered into that certain loan purchase agreement, dated as of [                    ], 2005 (as the same may be amended or otherwise modified from time to time, the “Loan Purchase Agreement”), and the Seller wishes to sell a portfolio of student loans to the Purchaser, pursuant to and in accordance with the terms and conditions of the Loan Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

1. Definitions. All capitalized terms in this Loan Transfer Document shall have the same meanings given to them in (or by reference in) the Loan Purchase Agreement, unless otherwise specifically stated herein.

2. Sale of Student Loans. For value received and subject to the terms and conditions of the Loan Purchase Agreement and in reliance upon the representations, warranties and covenants set forth therein, the Seller (and, with respect to legal title thereto, Seller ELT on behalf of Seller) does hereby grant, sell, assign, transfer and convey to the Purchaser (and, with respect to legal title thereto, to Purchaser ELT on behalf of the Purchaser), and its successors and assigns, all right, title and interest of the Seller (and with respect to legal title thereto, of the Seller ELT on behalf of Seller) in and to the following:

(a) the loans identified in the loan transfer schedule attached hereto as Schedule I, having an aggregate outstanding Principal Balance of approximately      (collectively, the “Portfolio”), including any guarantees and Certificates of Insurance applicable to the Portfolio;

(b) all promissory notes and master notes (or copies thereof) and related documentation evidencing the indebtedness represented by the Portfolio; and

(c) all proceeds of the foregoing including, without limitation, all payments made by the obligor thereunder or with respect thereto, all guarantee payments made by any Guarantee Agency with respect thereto, if any, and all interest benefit payments and Special Allowance Payments with respect thereto made under Title IV, Part B, of the Higher Education Act of 1965, as amended, and all rights to receive such payments, but excluding any proceeds of the sale made hereby, to have and to hold the same unto the Purchaser (and, with respect to legal title thereto, unto Purchaser ELT on behalf of the Purchaser), its successors and assigns, forever. Except as provided in the Loan Purchase Agreement, the sale contemplated by this Section 2 is without recourse.

3. Purchase Price. Subject to the terms and conditions of the Loan Purchase Agreement, the Purchaser (and, with respect to legal title thereto, Purchaser ELT on behalf of the Purchaser) agrees to purchase the Portfolio at a purchase price equal to [             dollars ($            )].

4. Scheduled Sale Date. The Scheduled Sale Date applicable to the Portfolio shall be the date hereof.

5. Non-Consolidation Loans. Student Loans that are not Consolidation Loans [check one]

are

are not

included in the Portfolio.

6. Servicer. The Servicer[s] of the Eligible Loans in the Portfolio [is/are]

____________

7. Guarantee Agency. The Guarantee Agenc[ies] with respect to the Eligible Loans in the Portfolio [is/are]

____________

8. Representations and Warranties. The Seller does hereby represent and warrant that all representations, warranties and statements by or on behalf of the Seller contained in the Loan Purchase Agreement are true and correct on and as of the date hereof with respect to each of the Student Loans in the Portfolio.

The Seller does further hereby represent and warrant that the documents listed on Schedule II hereto, to the extent applicable to any Student Loan acquired under the Loan Purchase Agreement, have heretofore been furnished to the Purchaser or are simultaneously herewith being delivered in accordance with the instructions of the Purchaser, pursuant to Section 4.3 of the Loan Purchase Agreement.

9. Blanket Endorsement. By its execution of this Loan Transfer Document, the Seller (and, with respect to legal title, Seller ELT on behalf of the Seller) hereby endorses in blank, unrestricted form and without recourse, except as provided for in the Loan Purchase Agreement, all promissory notes and related documents purchased by the Purchaser (and, with respect to legal title, by Purchaser ELT on behalf of the Purchaser) pursuant to the Loan Purchase Agreement and this Loan Transfer Document. The endorsement contemplated by this Section 9 is without recourse, except as provided under the terms of the Loan Purchase Agreement. All right, title, and interest of Seller (and, with respect to legal title thereto, of Seller ELT on behalf of the Seller) in and to such promissory notes and related documentation are hereby transferred and assigned to the Purchaser (and, with respect to legal title thereto, to Purchaser ELT on behalf of the Purchaser).

The endorsement contemplated by this Section 9 may be further manifested by attaching this Loan Transfer Document or a facsimile hereof to each or any of the promissory notes and master notes (or copies thereof) and related documentation acquired by the Purchaser (and, with respect to legal title thereto, by Purchaser ELT on behalf of the Purchaser) from Seller (and, with respect to legal title thereto, from Seller ELT on behalf of the Seller), or by attaching this Loan Transfer Document to Schedule I hereof, as the Purchaser may require or deem necessary.

10. Effect on Loan Purchase Agreement. This Loan Transfer Document sets forth the terms of purchase and sale solely with respect to the Portfolio. This Loan Transfer Document shall have no effect upon any other sale or purchase of any Student Loans consummated or contemplated prior to or after the date hereof, and all other terms, conditions and agreements contained in the Loan Purchase Agreement shall remain in full force and effect. Prior or subsequent purchases and sales of Student Loans shall each be governed by a separate Loan Transfer Document.

IN WITNESS WHEREOF, this Loan Transfer Document has been duly executed as of the date first above written.

GOAL CAPITAL FUNDING, LLC, as Seller

By:	GOAL FINANCIAL, LLC, as Manager

By:
Name:
Title:

GOAL CAPITAL FUNDING TRUST,
as Purchaser

By:	GOAL FINANCIAL, LLC,
as Issuer Administrator

By:
Name:
Title:

[ ],
not in its individual capacity but as Eligible
Lender Trustee for the Seller

By:
Name:
Title:

[ ],
not in its individual capacity but as Eligible
Lender Trustee for the Purchaser

By:
Name:
Title:

Schedule I

LOAN TRANSFER SCHEDULE

Loan Number / Identification	Principal Balance

Schedule I

Schedule II

*     *     *

The Department of Education application or Guarantee Agency application, as supplemented

Interim note(s) for each Student Loan

Payout note(s) for each Student Loan

Disclosure and Student Loan information statement

Certificate of Insurance and Contract of Insurance with respect to each Insured Student Loan (or certified copy thereof)

Guarantee Agreement, Agreement for Participation in the Guaranteed Loan Program and Notification of Loan Approval by the Guarantee Agency with respect to each Guaranteed Student Loan (or certified copy thereof)

Any other documentation held by the Seller relating to the history of such Student Loan

Secretary or Guarantee Agency Loan Transfer Statements, if any

Uniform Commercial Code financing statement, if any, securing any interest in a Student Loan to be Financed, and an executed termination statement related thereto

Evidence of Student Loan disbursement

Any other document required to be submitted with a claim to the Guarantee Agency.

*     *     *

Schedule II